EXHIBIT 99.2

2011 AMERICAN FINANCIAL SERVICES ASSOCIATION CONFERENCE Glenn Votek, Executive Vice President and Treasurer June 8, 2011

Important Notices

This presentation contains forward-looking statements within the meaning of applicable federal securities laws that are based upon our current expectations and assumptions concerning future events, which are subject to a number of risks and uncertainties that could cause actual results to differ materially from those anticipated. The words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “commence,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or the negative of any of those words or similar expressions is intended to identify forward-looking statements. All statements contained in this presentation, other than statements of historical fact, including without limitation, statements about our plans, strategies, prospects and expectations regarding future events and our financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and our actual results may differ materially. Important factors that could cause our actual results to be materially different from our expectations include, among others, the risk that CIT is unsuccessful in refining and implementing its strategy and business plan, the risk that CIT’s changes in its management team affects CIT’s ability to react to and address key business and regulatory issues, the risk that CIT is delayed in transitioning certain business platforms to CIT Bank and may not succeed in developing a stable, long-term source of funding, and the risk that CIT continues to be subject to liquidity constraints and higher funding costs. Further, there is a risk that the valuations resulting from our fresh start accounting analysis, which are inherently uncertain, will differ significantly from the actual values realized, due to the complexity of the valuation process, the degree of judgment required, and changes in market conditions and economic environment. We describe these and other risks that could affect our results in Item 1A, “Risk Factors,” of our latest Annual Report on Form 10-K filed with the Securities and Exchange Commission. Accordingly, you should not place undue reliance on the forward-looking statements contained in this presentation. These forward-looking statements speak only as of the date on which the statements were made. CIT undertakes no obligation to update publicly or otherwise revise any forward-looking statements, except where expressly required by law.

This presentation is to be used solely as part of CIT management's continuing investor communications program. This presentation shall not constitute an offer or solicitation in connection with any securities.

2

Key Messages

  Strong franchise

  Aggressively restructuring the liability profile

  Bank strategy is well underway

  Improved risk management and controls

  Strong capital and liquidity position

3

CIT Overview

Bank Holding Company With Over 100 Years Commercial Lending Experience

Focused on Small Businesses and Middle-Market Companies

Solid Business Operating Within Attractive Markets Generating High-yielding Assets

$51 Billion in Assets and Market Capitalization Over $8 Billion

4

Financial Solutions for Small Business and Middle Market Companies

Corporate Finance	Lending, leasing, advisory and other financial services to small and middle market companies

Trade Finance	Factoring, lending, receivables management and trade finance to companies in retail supply chain

Transportation Finance	Lending, leasing and advisory services to the transportation industry, principally aerospace and rail

Vendor Finance	Financing and leasing solutions to manufacturers and distributors around the globe

Consumer	Liquidating pool of largely government-guaranteed student loans

Finance and Leasing Assets (1)
Total $36 Billion

(1) Finance and Leasing assets include loans, operating leases and assets held for sale; data as of 3/31/2011

5

Significant Progress Since the Beginning of 2010

Hire and Retain Key Personnel	Completed build out of the senior management team

Restructure and Refine Business Model	Divested non-core operations Sold over $7 billion of loan and lease assets (pre-FSA) Reduced headcount 14%

Develop and Implement Plan to Reduce Funding Costs	Redeemed or refinanced $13 billion of high cost debt Closed over $5 billion in new financings at attractive rates & terms

Continue to Build Hybrid Funding Model	Originating US Corporate Finance business in CIT Bank Transferred SBL platform to CIT Bank; US Vendor in progress Maintain strong cash and capital position

Improve Bank Holding Company Capabilities	Significant progress building out risk and control functions Cease & Desist Orders on CIT Bank lifted April 2011

6

Financial Performance Reflects Strategic Initiatives

	2010	1Q11

Pre-Tax Income	$768 Million	$136 Million

Net Income	$517 Million	$66 Million

EPS (diluted)	$2.58	$0.33

	12/31/09	12/31/10	3/31/11

Total Assets	$60 Billion	$51 Billion	$51 Billion

Total Capital Ratio	14.3%	19.9%	21.0%

Book Value	$8.4 Billion	$8.9 Billion	$9.0 Billion
	$41.99 per share	$44.48 per share	$44.85 per share

Tangible Book Value	$7.9 Billion	$8.5 Billion	$8.6 Billion
	$39.48 per share	$42.50 per share	$42.97 per share

7

Operational Progress: Business Update and Priorities

	Update	Priorities

Corporate Finance	CIT Bank originating US volume Pipeline for new deals growing Agency roles increasing	Return to lead positions in the middle market Defend lead agency roles and stem portfolio shrinkage Advance international strategy

Trade Finance	Client base has stabilized Overall health of retail sector improving Funding costs continue to impact results	Retain and grow existing clients Focus on traditional notification factoring transactions Access low-cost funding sources for ABL and factoring

Transportation Finance	Utilization strong in Air and Rail 2011 Air order book fully placed Ordered 3,500 railcars during Q1 2011	Retain market share Manage lease expirations and renewal terms Further diversify funding sources

Vendor Finance	Continued strong new business yields Growth in Asia and Latin America Success accessing lower-cost funding	Transfer US platform to CIT Bank 2H 2011 Expand existing relationships and add new vendors Increase global operating efficiencies

8

2011 Business Objectives

1	Focus on growth in our commercial businesses, domestically and internationally

2	Improve profitability, including reducing our cost of capital and operating expenses

3	Expand the role of CIT Bank, both asset origination and funding capabilities

4	Advance our risk management, compliance and control functions

5	Substantially satisfy the open items in the Written Agreement

9

Strategic Principles

Controlled asset growth with strong risk management oversight

Balanced combination of Bank and Holding Company funding

Generate attractive ROA and ROE with moderate leverage

Attain investment grade ratings

10

Long-term Target: Normalized Profit Model

Key Metrics	Long-Term Target (1)	Drivers / Assumptions
Finance Margin	3.00% - 4.00%	Market dynamics and source/cost of funding
Credit Provision	(0.75%) - (1.00%)	Disciplined underwriting
Other Income	1.50% - 2.00%	Agent roles and fee-based services
Operating Expense	(2.00%) - (2.25%)	Rationalize infrastructure
Pre-Tax Earnings	2.00% - 2.50%	Deliver consistency
Taxes	(0.25%) - (0.75%)	Utilize NOL carry-forwards
Net Income (ROAEA)	1.50% - 2.00%	EPS growth exceeds asset growth
ROE (Common Equity)	10% - 15%	Maintain prudent levels of capital

Key Assumptions	Operations scaled to efficiency Return to investment grade ratings Optimal capital structure ~13% Total Capital ratio; ~7 times debt-to-equity “Normal” economic / operating environment

Long-term Target reflects “steady state” performance objectives

(1) Expressed as percentages of average earning assets, except ROE

11

Financial Operating Models Vary by Segment

Key Metrics (1)	Corporate Finance	Trade Finance	Transportation Finance	Vendor Finance
Finance Margin	Medium	Low	Medium	High
Credit Provision	Medium	Low	Low	High
Other Income	Medium	High	Low	Medium
Operating Expenses	Medium	High	Low	High
ROA	Medium	Medium	High	Medium
Capital Required	Medium	Low	High	Low
Return on Economic Capital	All Segments Capable of Generating Double-Digit Risk-Adjusted ROEs

Key Performance Drivers	Asset levels Portfolio quality Fee-based activity	Factoring volume Scale Factoring commissions	Equipment utilization Rental rates Residual realization	Volume Margin / Mix Portfolio quality Residual realization / end of lease

(1) High, Medium and Low classifications are relative to Long-Term Target ranges

12

Portfolio Mix Evolving

Finance and Leasing Assets by Segment

  Over $7 billion assets sold since January 2010 (pre-FSA)

  Commercial portfolio optimization efforts near complete

  Returning focus to growth in core commercial franchises

(1) Consumer consists of a liquidating pool of largely government-guaranteed student loans

13

Factors Impacting Economic Margin

  Balance Sheet Composition

    $28 billion in core commercial portfolio

    $11 billion of cash and short-term investments

    ~$8 billion of government-guaranteed student loans

  High-cost Debt

    Significant progress lowering costs

    Opportunity for further reductions

      $18 billion of 7% Series A/C Notes outstanding

      $3 billion of 1st Lien debt at 6.25% current rate; trading well above par

    Deposits < 15% of funding today

  Other Factors

    Asset sensitive in a low interest rate environment

    Non-accrual percentages still well above historic norms

Total Assets - $51 billion (1)

(1) Data as of March 31, 2011

14

Credit Trends

25-Year Net Charge-off History (1)

  Provision of 75 –100 bps of AEA implies ~100 bps of net charge-offs to AFR

    Recent losses well-above 100 bps (consumer and cash-flow)

    Historic losses well-below 100 bps (more Vendor assets in mix today)

(1) Excludes credit related losses on discontinued operations (including home lending) which were significant in 2008 Data may not be comparable due to changes in portfolio mix and reporting

15

Credit Underwriting Framework

Risk Appetite

Authorities

Modeling & Scenario Analysis

Governance

16

Capital Position is Strong

  Capital ratios (1) well above regulatory commitments and economic requirements

	CIT	CIT-Bank	Peers (2)

Tier 1 Capital	20.1%	56.1%	10-15%
Total Capital	21.0%	56.5%	13-18%
Leverage Ratio	17.2%	25.6%	9-13%

  Implemented new economic capital framework in January

  Based on “BASEL II – like” construct

  Holistic view of risk:

Asset Credit Interest Rate	Model Operational FX & other

  Allocations commenced 1Q 2011

  “Excess” capital held at corporate

  Ongoing review/refinement of models

Capital Allocations by Segment (1) (3)

Corporate Finance	12%
Trade Finance	9%
Transportation Finance	15%
Vendor Finance	10%
Consumer	6%

Total Requirement (inc Corporate)	~12%

(1) Data as of March 31, 2011
(2) Peers consist of over a dozen banks and specialty finance companies
(3) Capital expressed as a percentage of Risk-weighted assets and is subject to change

17

Liquidity

  Cash serves as key source of liquidity

  Satisfies funding and other operating obligations

  Protects against severe stress scenarios

    Lack of access to capital markets or other funding sources

    Customer line draws

    Market volatility impacting collateral posting requirements

    Other unanticipated funding obligations

($US MM)	Cash at 3/31/11

Bank Holding Company	$6.2
CIT Bank	1.2
Operating Subsidiaries	1.1
Restricted	3.3

Total Cash and Investments	$11.8

Percentage of Total Assets	23.3%
Bank Holding Company Cash to Total
Assets	12.2%

18

Extended Liquidity Horizon and Improved Debt Composition

(1) Pro forma for $2.5 billion Series A redemption in May 2011 and $8.8 billion Series A to C Exchange expected to close in June 2011
(2) BHC maturity profiles exclude secured debt that is primarily repaid with pledged collateral cash flows
(3) Excludes all FSA adjustments and amortization of fees and expenses

19

Summary

  Strong franchise

    Leadership positions intact

    Commercial portfolio optimization near completion

    Focus on prudent growth returning

  Aggressively restructuring the liability profile

    Repaid / Refinanced $13 billion of high cost debt

    Significant progress addressing covenants via the consent solicitation / exchange

  Bank strategy is well underway

    Successful transfer of SBL platform to be followed with transfer of Vendor platform (pending regulatory approvals)

    Increased loan origination at CIT Bank with volume from all segments

    Expansion and diversification of deposit funding

  Improved risk management and controls

    Key personnel hired and enhanced processes/controls implemented

    Making progress addressing items in the Written Agreement

  Strong capital and liquidity position

20

Questions?